SHARE PLEDGE

     This Share Pledge dated as of March 11, 1998 made by PMC-SIERRA, INC. (the "Corporation"), a corporation incorporated under the laws of Delaware, to and in favour of CIBC INC. (the "Lender"), as lender under the Credit Agreement hereinafter referred to.

WHEREAS:

A. The Corporation has entered into a credit agreement dated as of the date hereof with the Lender (as such agreement may at any time or from time to time be amended, supplemented or otherwise modified or restated, the "Credit Agreement") and the Corporation has guaranteed by a guarantee dated as of the date hereof all indebtedness, liabilities and obligations of PMC - Sierra Ltd. ("PMC") to Canadian Imperial Bank of Commerce ("CIBC") under a credit agreement between PMC and CIBC dated as of the date hereof.

B. The Corporation is as at the date hereof the holder of all of the issued and outstanding voting shares in the capital of PMC and has agreed to pledge in favour of the Lender those shares described in Schedule A hereto (the shares in Schedule A hereto are referred to, collectively, as the "Shares").

C. It is a condition of the advance of the said credit facilities by the Lender to the Corporation that the Corporation execute and deliver this Share Pledge together with the share certificates representing the Shares (the "Certificates"), duly endorsed in blank for transfer, to and in favour of the Lender as security for the payment and performance of all indebtedness, liabilities and obligations of the Corporation to the Lender hereunder and under the Credit Agreement as well as other dealings by which the Corporation may become indebted or liable to the Lender in any manner whatsoever pursuant to the Credit Agreement (the "Obligations").

     NOW THEREFORE WITNESSETH that in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Corporation, the Corporation covenants, declares and agrees as follows:

1. Definitions. All terms defined in the Credit Agreement and not otherwise defined herein or in the recitals hereto shall have the respective meanings attributed to them in the Credit Agreement.

2. Pledge of Shares. The Corporation hereby assigns, mortgages, charges, hypothecates and pledges to and deposits with the Lender, and grants to the Lender a security interest in, the Shares and the Certificates together with all replacements thereof, substitutions therefor, accretions thereto, interest thereon and proceeds thereof, including, without limitation, any dividends, income or revenue therefrom (the whole being herein called the "Pledge"), to be held by the Lender as general and continuing collateral security for the payment and performance of the Obligations.

3. Representations and Warranties. The Corporation represents and warrants to the Lender that: (i) the Shares are free and clear of all mortgages, charges, security interests, Liens and other encumbrances; (ii) the Corporation is the beneficial owner of the Shares; and (iii) the Corporation is entitled to grant the assignment and charges as provided for herein.

4. Delivery of Certificates. The Certificates endorsed in blank for transfer shall forthwith be delivered to and remain in the custody of the Lender or its nominee. Upon an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, any or all Shares may, at the option of the Lender, be registered in the name of the Lender or its nominee. The Corporation covenants to deliver such stock powers and similar documents with respect to the Shares as the Lender or its nominee may reasonably from time to time request, satisfactory in form and substance to the Lender. If the charter documents of PMC restrict the transfer of the Shares of such company, then the Corporation shall also deliver to the Lender a resolution of the directors or shareholders of such company consenting to the transfer(s) contemplated by this Pledge.

5. Realization of the Shares. Upon the failure of the Corporation to pay or perform any of the Obligations on demand or otherwise when due and payable or to be performed, as the case may be or upon the occurrence of an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Lender or its agent may realize upon or otherwise deal with or dispose of the Shares by public or private sale, transfer or delivery or exercise and enforce all rights and remedies of a holder of the Shares as if the Lender were absolute owner thereof for such price in money or other consideration and upon such terms and conditions as it deems best, the whole, without notice to or control by the Corporation. Any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Lender may have, however created, provided that the Lender shall not be bound to exercise any such right or remedy. The Lender shall not be bound under any circumstances to realize upon the Shares and neither the Lender nor its agents shall be responsible for any loss occasioned by any sale or other dealing with the Shares permitted by and made in accordance with law, or by the retention of or delay or failure to sell or otherwise deal with or dispose of the Shares and the Lender is hereby released from all responsibility for any depreciation in or loss in value which the Shares may suffer.

6. Power of Attorney. From and after the date of an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Corporation hereby authorizes and empowers the Lender or any officer thereof as attorney for the Corporation to sign any transfer or other document necessary to complete the transfer of any of the Shares. The Lender may grant time for payment or any other indulgence, take and give up securities, and may compound with, grant releases and discharges and otherwise deal with PMC and the Corporation and with other persons and the Shares and Certificates as the Lender may see fit without liability to the Corporation for any loss thereby occasioned to the Corporation. So long as any amount remains unpaid in respect of the Obligations after the occurrence of an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Corporation hereby irrevocably appoints the Lender or any officer thereof as its attorney in the name of the Corporation with full powers of substitution, but for the use and benefit of the Lender, to do all such acts and take all such proceedings as the Lender may from time to time think advisable to realize upon the Shares in accordance with the terms hereof and to enforce the rights hereby assigned and obtain possession of and realize upon the property hereby assigned.

7. Dealing with the Shares and the Lien hereof. The Lender shall not be obliged to exhaust its resources against the Corporation, PMC or any other person or persons or against any other security it may hold in respect of the Obligations before the Lender may realize upon or otherwise deal with the Shares or Certificates in such manner as the Lender may consider desirable. The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with PMC and the Corporation and with other parties, sureties or securities as it may see fit without prejudice to the Obligations or the rights of the Lender in respect of this Pledge.

8. Costs of Realization. All costs and charges incurred by or on behalf of the Lender with reference to the Shares or the realization thereof (including all reasonable legal fees and disbursements, on a solicitor and own client basis, all court costs and expenses of taking possession of, protecting and realizing upon the security constituted by the Shares and the costs and charges in connection with realizing, collecting, selling, transferring, delivering or obtaining payment of the Shares) shall be added to and form a part of the Obligations and shall be a first charge upon the proceeds of any such realization, collection, sale, transfer, delivery or obtaining of payment.

9. Application of Moneys. Any proceeds of the Shares may be held in lieu of Shares realized upon and may, as and when the Lender sees fit, be applied or appropriated as the Lender may elect on account of the Obligations and the balance, if any, shall be paid to the Corporation or as a court of competent jurisdiction may direct. If there shall be a deficiency, then, the Corporation shall remain liable for such deficiency and shall pay the amount of such deficiency to the Lender forthwith.

10. Share Rights. Until such time, if ever, as this Pledge shall be discharged and the Shares and Certificates released to the Corporation, the Lender shall be entitled to receive and enjoy all dividends or other distributions made on or in respect of the Shares and to exercise all option, conversion, voting or other like rights attaching thereto but shall not be bound or required to collect any interest, dividends, income or revenue payable in respect of any of the Shares or vote in respect of the Shares, and the Lender shall not be responsible for any loss occasioned by the exercise of any such rights or by failure to exercise same. Any interest, dividends, income or revenue payable in respect of the Shares, if received by the Corporation, shall forthwith be paid to the Lender. Notwithstanding the foregoing, so long as no Event of Default has occurred or any other act which would permit the Lender to demand payment of the Obligations has occurred, and subject to the terms of the Credit Agreement, the Corporation shall be entitled to receive and enjoy all dividends or other distributions made on or in respect of the shares and to vote or refrain from voting the Shares at any meeting, whether special or general, at which the holder of the Shares is entitled to vote and will be entitled to take part in or consent to or refrain from taking part in or consenting to any corporate or shareholder's action which the holder of the Shares is entitled to take part in or consent; provided that the exercise of such right to vote or to take part in or consent to any such corporate or shareholder's action would not result in a contravention of any covenant or agreement of the Corporation to the Lender hereunder or to the Lender under the Credit Agreement or under any other agreement evidencing or securing any of the Obligations.

11. Share Alteration. In the event of any subdivision, consolidation, share exchange, stock dividend, redivision, share issue or change in the capital of PMC or other similar action during the period that this Pledge remains in effect resulting in an increase in the number of voting shares held by any person, the number of voting shares to be delivered by the Corporation to the Lender pursuant to this Pledge shall be increased (the "Additional Shares") so that the Lender will at all times have assigned, mortgaged, charged, hypothecated and pledged hereunder, deposited with and a security interest in the lesser of (i) 65% (less any fractional values) of the issued and outstanding voting shares in the capital of PMC and (ii) 100% of the issued and outstanding voting shares in the capital of PMC held by the Corporation from time to time, and the Corporation agrees to deliver such Additional Shares endorsed in blank for transfer to the Lender and the Additional Shares shall form part of the Shares and shall be subject to the charges and other provisions of this Pledge; provided that the Corporation agrees at all times to maintain ownership of at least 65% of the issued and outstanding voting shares in the capital of PMC from time to time and a failure to maintain such level of ownership will be an Event of Default (as such term is defined in the Credit Agreement).

12. Payment. Upon payment and performance of the Obligations, the Lender shall release the Shares and the Certificates to the Corporation.

13. No Merger, etc. This Pledge shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of or in any way affect the security of the Shares and Certificates.

14. Supplemental Security. This Pledge and the Shares and Certificates are in addition, without prejudice, and supplemental to and not in substitution for any other security held or which may hereafter be held by the Lender.

15. Further Assurances. The Corporation shall from time to time, whether before or after the Lender makes a demand for payment of the Obligations, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Lender may require for perfecting the security constituted hereby or by the Shares, for facilitating the sale of or exercise by the Lender of rights under the Shares in connection with any realization thereof and for exercising all powers, authorities and discretions hereby conferred upon the Lender.

16. Headings, etc. The division of this Pledge into sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation hereof.

17. Governing Law. This Pledge shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract (without reference to the choice of law rules). The Corporation irrevocably submits to the courts of British Columbia in any action or proceeding arising out of or relating to this Pledge, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum.

18. Successors, etc. This Pledge shall enure to the benefit of the Lender and its successors and assigns and shall be binding upon the Corporation and its successors and permitted assigns. All rights of the Lender hereunder shall be assignable in accordance with the terms of the Credit Agreement.

19. Severability. The invalidity or unenforceability of any provision of this Pledge shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be severable from the other provisions hereof.

20. Notices. All notices, requests, demands, directions and communications ("notices") hereunder shall be sent by telex, telecopy or similar means of recorded communication or hand delivery, and shall be effective when hand delivered or, in the case of telex, telecopy or similar means of recorded communication, when received. All notices shall be given to the parties hereto at the addresses set out in the Credit Agreement, or otherwise in accordance with any unrevoked written direction of a party as to a change of address.

21. Incorporation of Schedules. Schedule A hereto shall, for all purposes hereof, form an integral part of this Pledge.

22. Conflict. In the event of a conflict or inconsistency between the provisions of this Pledge and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall prevail.

23. Acknowledgement of Receipt/Waiver. The Corporation acknowledges receipt of an executed copy of this Pledge. The Corporation waives, to the extent permitted by law, the right to receive a copy of any financing statement, financing change statement or verification statement registered with or issued by any personal property registry or other governmental body or agency thereof in connection with this Pledge.

     IN WITNESS WHEREOF the Corporation has duly executed this Share Pledge and affixed its corporate seal under the hands of its proper officers duly authorized for the purpose thereof as of the date first above written.

                                       PMC-SIERRA, INC.

                                       Per: /s/ John W. Sullivan, VP Finance
                                            --------------------------------
                                            Authorized Signatory

                                       Signed and authorized on: April 27/98

                                   SCHEDULE A

                 CERTAIN VOTING SHARES OWNED BY THE CORPORATION
                        IN THE CAPITAL OF PMC-SIERRA LTD.


    Description               Certificate No.               Number of Shares
    -----------               ---------------               ----------------
  Ordinary Shares                  0-2                          2,579,797